SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: February 6, 2001


                                   NELX, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



Kansas                        0-21210                  84-0922335
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

                 10525 W. 23rd Place, Lakewood, Colorado 80215
           ----------------------------------------------------------
                                    (ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (304) 622-9599




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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5.   OTHER EVENTS

     a. Based on the year 2000 financial statements of Square Roots, Inc., the Board unanimously agreed to terminate the acquisition plan and drop from any further consideration any efforts to achieve such acquisition. No stock had been transferred and none will be.

     b. The assignment by Applied Mechanics Corp. of 198 wells in the Roane County field was approved and accepted effective with the January 1, 2001 production period. It was noted that these are stripper wells with minimal levels of production. NELX, Inc. has agreed to pay $1.00 to Applied Mechanics for these wells.

     c. The Board unanimously agreed to hold the next annual meeting as soon as practicable after the fiscal year end of May 31, 2001.



ITEM 6.   RESIGNATION AND APPOINTMENT OF DIRECTORS


     The Board accepted the resignation of Mr. Kenneth L. Curry as a member of the Board of Directors effective January 5, 2001.



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          None.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 6, 2001                           NELX, Inc.


                                                  By:/s/Charles L. Stout
                                                  Charles L. Stout, President








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